EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2012
EQUITY METHOD INVESTMENTS [Abstract]
EQUITY METHOD INVESTMENTS
20.  EQUITY METHOD INVESTMENTS

Orion Tankers Ltd. is a private limited company formed in November 2011 under the laws of the Island of Bermuda. Orion Tankers Ltd. has a share capital $100,000, which is comprised of 10,000,000 shares with $0.01 per value. Orion Tankers Ltd. is owned equally by the Company and Frontline Ltd. and, the business of the Orion Tankers Ltd. is to provide transportation services on the high seas and administrative services herewith in general and the operation and management of the Orion Tankers Pool.

In September 2012, it was agreed that Frontline would withdraw its nine Suezmax tankers from the pool during the fourth quarter of 2012. The withdrawal of these vessels was completed effective November 5, 2012. In September 2012, the Company announced that effective January 2, 2013, the Company will acquire Frontline`s shares in Orion Tankers Ltd. at its nominal book value as of December 31, 2012, after which Orion Tankers Ltd. will become a wholly-owned subsidiary of the Company.

The net result of $0.2 million for the year ended December 31, 2012, and the net result of $0.01 million for the year ended December 31, 2011, is included in Other Financial Income (Expenses) within the Statement of Operations.

Orion Tankers Ltd. acquired the Gemini Tankers AS, Norway in November, 2011, which was a wholly-owned full subsidiary of Gemini Tankers LLC. Orion Tankers Ltd. paid $0.5 million for Gemini Tankers AS, to Gemini Tankers LLC. The purchase of Gemini Tankers AS was funded by the owners of the Orion Tankers Ltd. in February 2012.
All figures in USD '000	2012	2011
Acquisition cost	50	50
Accumulated Net Income	221	11
Carrying value	271	61